                                                                 Exhibit 10(j)

                               FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

This FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT is entered into as of January 30, 1995, by and among UNO RESTAURANTS, INC., a Massachusetts corporation (the "Borrower"), UNO FOODS INC., a Massachusetts corporation "UFI"), PIZZERIA UNO CORPORATION, a Delaware corporation ("PUC"), UNO RESTAURANT CORPORATION, a Delaware corporation ("URC"), URC HOLDING COMPANY, INC., a Delaware corporation ("UHC" and, together with UFI, PUC, URC and the Borrower, hereinafter referred to collectively, as the "Loan Parties"), FLEET BANK OF MASSACHUSETTS, N.A., a national banking association ("Fleet"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB") and MELLON BANK, N.A., a national banking association ("Mellon"), and FLEET BANK OF MASSACHUSETTS, N.A., as Agent for the Banks referred to below (Fleet, together with its successors and assigns in such capacity, the "Agent").

                                  RECITALS
                                  --------

        WHEREAS, the Loan Parties, the Agent and the Banks have entered into that certain Revolving Credit and Term Loan Agreement dated as of December 9, 1994 (as amended and in effect from time to time, the "Credit Agreement"); and

        WHEREAS, the Loan Parties, the Agent and the Banks desire to amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereby agree as follows:

        Section 1.  Amendments to Credit Agreement.
                    -------------------------------

        1.1. Section 1.1 of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting the definition "Banks" appearing therein in its entirety and substituting therefor the following:

        "`BANKS' shall mean, Fleet, FNBB, Mellon, and their respective successors and assigns."

        1.2. Section 1.1 of the Credit Agreement is hereby further amended, as of the date of this Amendment, by adding thereto the following new defined term, such term to be inserted in the appropriate alphabetical order:

        "`FEDERAL FUNDS RATE,' shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day


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     that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent."

     1.3. Section 1.2 of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting such Section in its entirety and substituting therefor the following:

        "Section 1.2. ACCOUNTING TERMS. All accounting terms used and not defined in this Agreement shall be construed in accordance with GAAP consistently applied, and all financial data required to be delivered hereunder shall be prepared in accordance with such principles. If any changes in accounting principles are hereafter occasioned by promulgation of rules, regulations, pronouncements or opinions by or are otherwise required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and any of such changes results in a change in the method of calculation of, or affect the results of calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to reflect fairly and equitably such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of URC and its Subsidiaries shall be the same after such changes as if such changes had not been made. If the parties are unable to agree upon the amendments to any such financial covenants, standards or terms, the parties agree to submit any remaining disputes to an independent third-party accounting firm (having no substantial relationship with any party) of national recognition selected by such parties for a determination of the appropriate amendments to such financial covenant, standard or term, which determination shall be binding upon the parties."

     1.4. Section 2.2 of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting paragraph (e) of such Section in its entirety and substituting therefor the following:

        "(e) Notwithstanding the foregoing provisions of this Section 2.2, the Borrower shall not be required to provide notice to the Agent of Advances which are made in accordance with "target balance" services provided by the Agent (each, a "Target Balance Advance"), and the minimum borrowing amounts established under Section 2.2(a) shall not apply to such Target Balance Advances. All Target Balance Advances shall be Prime Rate Loans unless otherwise agreed by the Borrower, the Agent and the other Banks. The Agent shall, to the extent practicable, notify each Bank on the date of any Target Balance Advance of such Bank's Commitment Percentage of such Advance. Provided that the Agent has notified the Banks prior to 3:00 p.m. on the date of such Target Balance Advance, each Bank shall make available to the Agent before the close of business on such date, at the office of the Agent specified in Section 15.3, in immediately available funds, such Bank's Commitment Percentage of the Target Balance Advance. In the event the Agent shall provide such notice after 3:00 p.m. but before the close of business on the date of any Target Balance Advance, the Banks shall furnish to the Agent their respective


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

     Commitment Percentages of such Target Balance Advance prior to 11:00 a.m. on the following Business Day, together with one days' interest thereon calculated at the Federal Funds Rate (it being understood that as between the Borrower and the Banks, interest shall commence to accrue on the date of funding any Target Balance Advance on the full amount so funded, notwithstanding the timing of funding by the Banks to the Agent)."

     1.5. Section 2.12 of the Credit Agreement is hereby amended, as of the date of this Amendment, by adding thereto a new paragraph (g) as follows:

        "(g) To the extent that any applicable law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) would render the full amount of any Loan Party's obligations under this
     Section 2.12 invalid or unenforceable, such Loan Party's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability."

     1.6. Section 3.2 of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting such Section in its entirety and substituting therefor the following:

        "Section 3.2. CONDITIONS TO ALL ADVANCES. The Banks' obligation to make any Loan pursuant to this Agreement, or to continue any Loan as, or convert any Loan to, a LIBOR Rate Loan, shall be subject to compliance by each of the Loan Parties with its respective agreements contained in this Agreement and each other Bank Agreement, and to the satisfaction, at or before the making, continuation or conversion of such Loan, of all of the following conditions precedent:

               (a) The representations and warranties herein and those made by or on behalf of the Loan Parties and the Affiliate Guarantors in any other Bank Agreement shall be correct in all material respects as of the date on which any Loan is made, with the same effect as if made at and as of such time (except as to transactions permitted hereunder and except that the references in Article 5 to the 1994 Financial Statements shall be deemed to refer to the most recent annual financial statements furnished to the Banks pursuant to Section 6.2 hereof);

               (b) On the date of making, continuing or converting any Loan as described above, there shall exist no Default; and

               (c) The making, continuation or conversion of the requested Loan as described above, shall not be prohibited by any law or governmental order or regulation applicable to the Banks, the Agent or the Borrower and all necessary consents, approvals and authorizations of any Person (other than the Banks) for any such Loan shall have been obtained.

        The request by the Borrower for the making, continuation or conversion of each Loan as provided above, and the acceptance by the Borrower of each such Loan, shall be


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

     deemed a representation and warranty by the Borrower that the conditions specified above in this Section 3.2 have been satisfied."

     1.7. Section 9.1 of the Credit Agreement is hereby amended, as of the date of this Amendment, by deleting paragraph (f) thereof in its entirety and substituting therefor the following:

        "(f) other Indebtedness in an aggregate amount not to exceed $5,000,000 at any time, so long as on the date URC or any Subsidiary becomes liable with respect to such other Indebtedness and immediately after giving effect thereto, and to the concurrent retirement of any other Indebtedness, there shall be no Default hereunder; and"

     1.8. Section 9.2 of the Credit Agreement is hereby amended, as of the date of this Amendment, as follows: (i) by deleting the word "and" appearing at the end of paragraph (e) of such Section; (ii) by deleting the period appearing at the end of paragraph (f) of such Section and substituting therefor the phrase "; and"; and (iii) by adding thereto a new paragraph (g) as follows:

        "(g) Liens in favor of the Agent for the benefit of the Banks securing the Bank Obligations."

     1.9. Section 9.4 of the Credit Agreement is hereby amended as of the date of this Amendment, by deleting the reference to Section 10.9 of the Senior Note Purchase Agreement appearing therein and substituting therefor reference to
Section 10.9(a) of the Senior Note Purchase Agreement.

     Section 2. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Agent of a counterpart hereof executed by the Required Banks and each of the parties hereto.

     Section 3. LOAN PARTIES' REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Loan Parties hereby represent, warrant and agree that (a) all representations and warranties contained in Article 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of this date, except to the extent that such representations and warranties specifically relate to an earlier date, in which event they are true, correct and complete in all material respects as of such earlier date; and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment which would constitute a Default or an Event of Default.

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     Section 4.     Miscellaneous.
                    --------------

          4.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               (a) On and after the date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Bank Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment;

               (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Bank Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

               (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of Agent or any Bank under, the Credit Agreement or any of the other Bank Agreements.

     4.2 FEES AND EXPENSES. The Loan Parties acknowledges that all costs, fees and expenses incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Loan Parties.

     4.3 EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

     4.4 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes or be given any substantive effect.

     4.5 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                                 [END OF TEXT]

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     IN WITNESS WHEREOF, the Loan Parties, the Agent and the Banks have caused this Amendment to be executed by their duly authorized officers as of the date set forth above.

                                        UNO RESTAURANT CORPORATION


                                        By:______________________________
                                           Name: Robert M. Brown
                                           Title: Senior Vice President

                                        URC HOLDING COMPANY, INC.


                                        By:______________________________
                                           Name: Robert M. Brown
                                           Title: Senior Vice President

                                        UNO RESTAURANTS, INC.


                                        By:______________________________
                                           Name: Robert M. Brown
                                           Title: Senior Vice President

                                        UNO FOODS INC.


                                        By:______________________________
                                           Name: Robert M. Brown
                                           Title: Senior Vice President

                                        PIZZERIA UNO CORPORATION


                                        By:______________________________
                                           Name: Robert M. Brown
                                           Title: Senior Vice President

                                        FLEET BANK OF MASSACHUSETTS, N.A.,
                                        as Agent


                                        By:______________________________
                                           Name: Barrie K. King
                                           Title: Vice President

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                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:______________________________
                                           Name:
                                           Title:

                                        MELLON BANK, N.A.


                                        By:______________________________
                                           Name:
                                           Title:

                                        FLEET BANK OF MASSACHUSETTS, N.A.,


                                        By:______________________________
                                           Name: Barrie K. King
                                           Title: Vice President

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:______________________________
                                           Name:
                                           Title:

                                        MELLON BANK, N.A.


                                        By:______________________________
                                           Name:
                                           Title:

                                        FLEET BANK OF MASSACHUSETTS, N.A.


                                        By:______________________________
                                           Name: Barrie K. King
                                           Title: Vice President

                                        FLEET BANK OF MASSACHUSETTS, N.A.,
                                        as Agent

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



                                        By:______________________________
                                           Name: Barrie K. King
                                           Title: Vice President

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:______________________________
                                           Name:
                                           Title:

                                        MELLON BANK, N.A.


                                        By:______________________________
                                           Name:
                                           Title:

                                        FLEET BANK OF MASSACHUSETTS, N.A.


                                        By:______________________________
                                           Name: Barrie K. King
                                           Title: Vice President

  ============================================================================



                              SECOND AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                          Dated as of November 7, 1995



                                     Among

                             UNO RESTAURANTS, INC.
                                  as Borrower

                                UNO FOODS, INC.,
                           PIZZERIA UNO CORPORATION,
                           URC HOLDING COMPANY, INC.
                                      and
                           UNO RESTAURANT CORPORATION
                                 as Guarantors

                                      and

                       FLEET BANK OF MASSACHUSETTS, N.A.,
                       THE FIRST NATIONAL BANK OF BOSTON
                                      and
                               MELLON BANK, N.A.,
                                  as the Banks

                                      and

                       FLEET BANK OF MASSACHUSETTS, N.A.,
                                    as Agent


        ===============================================================

          SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

        This SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT is entered into as of November 7, 1995 by and between UNO RESTAURANTS, INC. a Massachusetts corporation (the "Borrower"), UNO FOODS, INC., a Massachusetts corporation ("UFI"), PIZZERIA UNO CORPORATION, a Delaware corporation ("PUC"), UNO RESTAURANT CORPORATION, a Delaware corporation, ("URC"), URC HOLDING COMPANY, INC. ("UHC" and, together with UFI, PUC, URC and the Borrower, hereinafter referred to collectively as the "Loan Parties"), FLEET BANK OF MASSACHUSETTS, N.A., a national banking association, THE FIRST NATIONAL BANK OF BOSTON, a national banking association, and MELLON BANK, N.A., a national banking association, as Banks, and FLEET BANK OF MASSACHUSETTS, N.A., a national banking association, as Agent (the "Agent").

                                    Recitals
                                    --------

        The Loan Parties, the Banks and the Agent are parties to a Revolving Credit and Term Loan Agreement dated as of December 9, 1994, as amended (the "Credit Agreement") and desire to amend the Credit Agreement in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

        NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 5, the Loan Parties, the Banks and the Agent hereby amend the Credit Agreement, as follows:

        Section 1.     DEFINITIONS.   Section 1.1 of the Credit Agreement is
hereby amended by adding a new definition of "Permitted Stock Repurchase" in alphabetical order, as follows:

                "PERMITTED STOCK REPURCHASE" shall mean the repurchase by URC of shares of its common stock from time to time during the period from October 30, 1995 through April 25, 1996 in an aggregate amount required in order to complete the stock repurchases authorized by resolutions adopted by the Board of Directors of URC on October 26, 1995 and at prices not exceeding the price approved by the Board of Directors therein.

        Section 2. AMENDMENT OF COVENANTS. Article 7 of the Credit Agreement is hereby amended by deleting Sections 7.1 and 7.3 in their entirety and substituting the following therefor, respectively:

                Section 7.1    CONSOLIDATED TANGIBLE NET WORTH.   URC will at
        all times maintain Consolidated Tangible Net Worth in an amount not less than the sum of (i) $52,264,000, PLUS (ii) 50% of the sum of Consolidated Net Income (0% in the case of a deficit) for each fiscal quarter ending after October 2, 1994, PLUS (iii) 100% of the net proceeds received by URC in connection with any offering of its capital stock LESS (iv) the amounts expended by URC on the Permitted Stock Repurchase.

        Section 7.3. RATIO OF CONSOLIDATED LIABILITIES TO CONSOLIDATED TANGIBLE NET WORTH. URC shall at all times maintain a ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of not more than 1.0 to 1.0.

        Section 3. WAIVER OF COVENANT DEFAULTS. The Banks hereby waives the failure of the Loan Parties to satisfy the requirements of Section 7.6 of the Credit Agreement for the fiscal year ended September 30, 1995 as a result of URC and its Subsidiaries incurring capital expenditures of greater than $39,000,000 for such fiscal year; provided that for such fiscal year URC and its Subsidiaries shall not have made or incurred consolidated Capital Expenditures in excess of $40,200,000.

        Section 4. AMENDMENT OF EXHIBIT B. EXHIBIT B to the Credit Agreement is hereby deleted in its entirety and the new EXHIBIT B attached hereto is substituted therefor.

        Section 5. EFFECTIVENESS: CONDITIONS TO EFFECTIVENESS. This Second Amendment to Revolving Credit and Term Loan Agreement shall become effective as of October 31, 1995 upon execution hereof by the parties hereto and satisfaction of the following conditions:

                (a)  OFFICERS' CERTIFICATE.   The Loan Parties shall have
        delivered to the Agent an Officers' Certificate in the form of EXHIBIT A hereto.

                (b) ACKNOWLEDGMENT OF AFFILIATE GUARANTORS. The Loan Parties shall have delivered to the Agent an Acknowledgment of Affiliate Guarantors in the form of EXHIBIT C hereto.

        Section 6. REPRESENTATIONS AND WARRANTIES: NO DEFAULT. The Loan Parties hereby confirm to the Banks the representations and warranties of the Loan Parties set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Loan Parties hereby certify that, after giving effect hereto, no Default exists under the Credit Agreement.

        Section 7. MISCELLANEOUS. The Loan Parties, jointly and severally, agree to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this Second Amendment to Revolving Credit and Term Loan Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar. This Second Amendment to Revolving Credit and Term Loan Agreement shall be a Bank Agreement and shall be governed by and construed and enforced under the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the Loan Parties, the Banks and the Agent have caused this Second Amendment to Revolving Credit and Term Loan Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                      UNO RESTAURANTS, INC.


                                      By:  ______________________________
                                           Name:  Robert M. Brown
                                           Title:  Senior Vice President

                                      UNO FOODS, INC.


                                      By:  ______________________________
                                           Name:  Robert M. Brown
                                           Title:  Senior Vice President

                                      PIZZERIA UNO CORPORATION


                                      By:  ______________________________
                                           Name:  Robert M. Brown
                                           Title:  Senior Vice President


                                      URC HOLDING COMPANY, INC.


                                      By:  ______________________________
                                           Name:  Robert M. Brown
                                           Title:  Senior Vice President

                                      UNO RESTAURANT CORPORATION


                                      By:  ______________________________
                                           Name:  Robert M. Brown
                                           Title:  Senior Vice President

                                      FLEET BANK OF MASSACHUSETTS, N.A.


                                      By:  ______________________________
                                           Name:  Barrie K. King
                                           Title:  Vice President

                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By:  ______________________________
                                           Name:  Timothy G. Clifford
                                           Title:  Vice President

                                      MELLON BANK, N.A.


                                      By:  ______________________________
                                           Name:  Joseph T. McDonald, Jr.
                                           Title:  Vice President

                                      FLEET BANK OF MASSACHUSETTS, N.A.
                                      as Agent


                                      By:  ______________________________
                                           Name:  Barrie K. King
                                           Title:  Vice President